Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2007 and 2006

	3rd Quarter
(in thousands, except per share data)	2007	2006	Change
Operating Revenues
Oil and gas operations	$208,423	$171,516	$36,907
Natural gas distribution	67,599	71,195	(3,596)

Total operating revenues	276,022	242,711	33,311

Operating Expenses
Cost of gas	31,088	32,311	(1,223)
Operations & maintenance	84,857	78,836	6,021
Depreciation, depletion and amortization	41,457	35,676	5,781
Taxes, other than income taxes	18,988	19,338	(350)
Accretion expense	1,000	881	119

Total operating expenses	177,390	167,042	10,348

Operating Income	98,632	75,669	22,963

Other Income (Expense)
Interest expense	(11,418)	(12,267)	849
Other income	885	448	437
Other expense	(244)	(207)	(37)

Total other expense	(10,777)	(12,026)	1,249

Income from Continuing Operations Before Income Taxes	87,855	63,643	24,212
Income tax expense	29,841	22,346	7,495

Income from Continuing Operations	58,014	41,297	16,717

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	2	—
Gain on disposal of discontinued operations	18	53	(35)

Income from Discontinued Operations	20	55	(35)

Net Income	$58,034	$41,352	$16,682

Diluted Earnings Per Average Common Share
Continuing operations	$0.80	$0.56	$0.24
Discontinued operations	—	—	—

Net Income	$0.80	$0.56	$0.24

Basic Earnings Per Average Common Share
Continuing operations	$0.81	$0.57	$0.24
Discontinued operations	—	—	—

Net Income	$0.81	$0.57	$0.24

Diluted Avg. Common Shares Outstanding	72,275	73,191	(916)

Basic Avg. Common Shares Outstanding	71,623	72,228	(605)

Dividends Per Common Share	$0.115	$0.11	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2007 and 2006

	Year-to-date
(in thousands, except per share data)	2007	2006	Change
Operating Revenues
Oil and gas operations	$605,812	$510,213	$95,599
Natural gas distribution	477,793	503,014	(25,221)

Total operating revenues	1,083,605	1,013,227	70,378

Operating Expenses
Cost of gas	252,584	284,192	(31,608)
Operations & maintenance	251,011	231,720	19,291
Depreciation, depletion and amortization	118,184	104,472	13,712
Taxes, other than income taxes	71,170	73,450	(2,280)
Accretion expense	2,921	2,691	230

Total operating expenses	695,870	696,525	(655)

Operating Income	387,735	316,702	71,033

Other Income (Expense)
Interest expense	(35,655)	(37,810)	2,155
Other income	2,396	1,410	986
Other expense	(626)	(708)	82

Total other expense	(33,885)	(37,108)	3,223

Income from Continuing Operations Before Income Taxes	353,850	279,594	74,256
Income tax expense	124,052	101,194	22,858

Income from Continuing Operations	229,798	178,400	51,398

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	3	(6)	9
Gain on disposal of discontinued operations	18	53	(35)

Income from Discontinued Operations	21	47	(26)

Net Income	$229,819	$178,447	$51,372

Diluted Earnings Per Average Common Share
Continuing operations	$3.18	$2.42	$0.76
Discontinued operations	—	—	—

Net Income	$3.18	$2.42	$0.76

Basic Earnings Per Average Common Share
Continuing operations	$3.21	$2.45	$0.76
Discontinued operations	—	—	—

Net Income	$3.21	$2.45	$0.76

Diluted Avg. Common Shares Outstanding	72,173	73,671	(1,498)

Basic Avg. Common Shares Outstanding	71,566	72,839	(1,273)

Dividends Per Common Share	$0.345	$0.33	$0.015

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending September 30, 2007 and 2006

	Trailing 12 Months
(in thousands, except per share data)	2007	2006	Change
Operating Revenues
Oil and gas operations	$826,141	$674,340	$151,801
Natural gas distribution	638,223	673,968	(35,745)

Total operating revenues	1,464,364	1,348,308	116,056

Operating Expenses
Cost of gas	341,489	385,149	(43,660)
Operations & maintenance	321,448	305,320	16,128
Depreciation, depletion and amortization	155,798	137,422	18,376
Taxes, other than income taxes	93,447	101,566	(8,119)
Accretion expense	3,849	3,373	476

Total operating expenses	916,031	932,830	(16,799)

Operating Income	548,333	415,478	132,855

Other Income (Expense)
Interest expense	(46,497)	(49,816)	3,319
Other income	1,859	1,879	(20)
Other expense	(886)	(780)	(106)

Total other expense	(45,524)	(48,717)	3,193

Income from Continuing Operations Before Income Taxes	502,809	366,761	136,048
Income tax expense	177,888	131,066	46,822

Income from Continuing Operations	324,921	235,695	89,226

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	3	(10)	13
Gain on disposal of discontinued operations	18	65	(47)

Income from Discontinued Operations	21	55	(34)

Net Income	$324,942	$235,750	$89,192

Diluted Earnings Per Average Common Share
Continuing operations	$4.50	$3.20	$1.30
Discontinued operations	—	—	—

Net Income	$4.50	$3.20	$1.30

Basic Earnings Per Average Common Share
Continuing operations	$4.54	$3.23	$1.31
Discontinued operations	—	—	—

Net Income	$4.54	$3.23	$1.31

Diluted Avg. Common Shares Outstanding	72,170	73,744	(1,574)

Basic Avg. Common Shares Outstanding	71,598	72,934	(1,336)

Dividends Per Common Share	$0.455	$0.43	$0.025

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2007 and 2006

	3rd Quarter
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$123,499	$108,795	$14,704
Oil	66,689	46,529	20,160
Natural gas liquids	17,486	14,668	2,818
Other	749	1,524	(775)

Total	$208,423	$171,516	$36,907

Production volumes from continuing operations
Natural gas (MMcf)	16,495	16,004	491
Oil (MBbl)	1,025	905	120
Natural gas liquids (MMgal)	19.6	20.4	(0.8)

Production volumes from continuing ops. (MMcfe)	25,445	24,340	1,105
Total production volumes (MMcfe)	25,445	24,340	1,105

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.49	$6.80	$0.69
Oil (barrel)	$65.06	$51.43	$13.63
Natural gas liquids (gallon)	$0.89	$0.72	$0.17

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$38,706	$35,305	$3,401
Production taxes	12,968	12,602	366

Total	$51,674	$47,907	$3,767

Depreciation, depletion and amortization	$29,610	$24,475	$5,135
Capital expenditures	$94,274	$61,049	$33,225
Exploration expenditures	$1,396	$1,986	$(590)
Operating income	$112,899	$85,239	$27,660

Natural Gas Distribution
Operating revenues
Residential	$35,685	$36,635	$(950)
Commercial and industrial	21,384	22,300	(916)
Transportation	10,575	10,115	460
Other	(45)	2,145	(2,190)

Total	$67,599	$71,195	$(3,596)

Gas delivery volumes (MMcf)
Residential	1,537	1,601	(64)
Commercial and industrial	1,520	1,534	(14)
Transportation	12,779	12,999	(220)

Total	15,836	16,134	(298)

Other data
Depreciation and amortization	$11,847	$11,201	$646
Capital expenditures	$14,023	$18,512	$(4,489)
Operating (loss)	$(13,673)	$(8,921)	$(4,752)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2007 and 2006

	Year-to-date
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$371,436	$331,073	$40,363
Oil	181,388	136,146	45,242
Natural gas liquids	49,076	38,152	10,924
Other	3,912	4,842	(930)

Total	$605,812	$510,213	$95,599

Production volumes from continuing operations
Natural gas (MMcf)	47,732	47,056	676
Oil (MBbl)	2,898	2,736	162
Natural gas liquids (MMgal)	57.6	57.1	0.5

Production volumes from continuing ops. (MMcfe)	73,350	71,625	1,725
Total production volumes (MMcfe)	73,349	71,624	1,725

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.78	$7.04	$0.74
Oil (barrel)	$62.58	$49.75	$12.83
Natural gas liquids (gallon)	$0.85	$0.67	$0.18

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$113,236	$100,789	$12,447
Production taxes	38,568	38,454	114

Total	$151,804	$139,243	$12,561

Depreciation, depletion and amortization	$83,083	$71,592	$11,491
Capital expenditures	$254,795	$156,606	$98,189
Exploration expenditures	$1,671	$3,512	$(1,841)
Operating income	$329,672	$260,916	$68,756

Natural Gas Distribution
Operating revenues
Residential	$306,312	$322,635	$(16,323)
Commercial and industrial	130,279	139,713	(9,434)
Transportation	36,509	33,111	3,398
Other	4,693	7,555	(2,862)

Total	$477,793	$503,014	$(25,221)

Gas delivery volumes (MMcf)
Residential	16,303	16,581	(278)
Commercial and industrial	8,373	8,559	(186)
Transportation	38,396	37,947	449

Total	63,072	63,087	(15)

Other data
Depreciation and amortization	$35,101	$32,880	$2,221
Capital expenditures	$45,596	$58,947	$(13,351)
Operating income	$59,734	$57,517	$2,217

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending September 30, 2007 and 2006

	Trailing 12 Months
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$477,923	$449,621	$28,302
Oil	226,701	169,114	57,587
Natural gas liquids	61,182	48,088	13,094
Other	60,335	7,517	52,818

Total	$826,141	$674,340	$151,801

Production volumes from continuing operations
Natural gas (MMcf)	63,500	62,223	1,277
Oil (MBbl)	3,807	3,573	234
Natural gas liquids (MMgal)	76.9	75.1	1.8

Production volumes from continuing ops. (MMcfe)	97,321	94,398	2,923
Total production volumes (MMcfe)	97,320	94,420	2,900

Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.53	$7.22	$0.31
Oil (barrel)	$59.55	$47.34	$12.21
Natural gas liquids (gallon)	$0.80	$0.64	$0.16

Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$147,300	$129,519	$17,781
Production taxes	49,623	55,175	(5,552)

Total	$196,923	$184,694	$12,229

Depreciation, depletion and amortization	$109,333	$93,915	$15,418
Capital expenditures	$357,867	$377,600	$(19,733)
Exploration expenditures	$2,340	$3,620	$(1,280)
Operating income	$473,905	$348,079	$125,826

Natural Gas Distribution
Operating revenues
Residential	$409,743	$430,660	$(20,917)
Commercial and industrial	172,465	190,058	(17,593)
Transportation	49,348	43,750	5,598
Other	6,667	9,500	(2,833)

Total	$638,223	$673,968	$(35,745)

Gas delivery volumes (MMcf)
Residential	22,032	22,190	(158)
Commercial and industrial	11,040	11,560	(520)
Transportation	51,209	50,163	1,046

Total	84,281	83,913	368

Other data
Depreciation and amortization	$46,465	$43,507	$2,958
Capital expenditures	$62,806	$78,661	$(15,855)
Operating income	$76,491	$69,430	$7,061